UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005 (March 21, 2005)

PEOPLES ENERGY CORPORATION
THE PEOPLES GAS LIGHT AND COKE COMPANY
NORTH SHORE GAS COMPANY
(Exact name of registrants as specified in their charters)

Illinois Illinois Illinois	1-5540 2-26983 2-35965	36-2642766 36-1613900 36-1558720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 21, 2005, the Illinois Attorney General and the City of Chicago filed separate lawsuits in the Circuit Court of Cook County, Illinois against Peoples Energy Corporation (the "Company") and several of its subsidiaries, including The Peoples Gas Light and Coke Company ("Peoples Gas") and, in the case of the Attorney General's lawsuit, North Shore Gas Company ("North Shore Gas"). The Illinois Attorney General's lawsuit alleges that during the period 1999 to 2002 the Company and four of its subsidiaries engaged in midstream gas transactions with Enron North America Corp. and certain of its affiliates in violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. The City of Chicago's lawsuit alleges that during the period from 2000 to the present, the Company and three of its subsidiaries engaged in similar transactions in violation of certain consumer protection provisions of the City of Chicago Municipal Code. Both lawsuits seek to impose fines and damages and seek injunctive orders to cease further violations.

The Company, Peoples Gas, and North Shore Gas believe that the issues and facts alleged in these lawsuits are substantially identical to those in dispute in the gas charge reconciliation proceedings for fiscal 2001 currently pending before the Illinois Commerce Commission (the "Commission") with respect to Peoples Gas and North Shore Gas. Hearings in the Commission's proceedings are scheduled for the week of April 18, 2005 and no other procedural dates have been scheduled.

The Company believes that its gas purchasing practices during the years at issue in the lawsuits were consistent with the standards applied by the Commission in past orders and upheld by the Illinois courts and that it has conducted business prudently and in the best interest of customers within these established standards. The Commission's gas charge reconciliation proceedings for 1999 and 2000 were concluded with no findings of imprudence or gas cost disallowances. The Company believes it has meritorious defenses to the lawsuits. However, at this time, the Company cannot predict the outcome of the lawsuits, the gas charge reconciliation proceedings still pending before the Commission or the potential exposure that may result, and has not recorded a liability associated with these contingencies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES ENERGY CORPORATION THE PEOPLES GAS LIGHT AND COKE COMPANY NORTH SHORE GAS COMPANY
(Registrants)

Date: March 24, 2005	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Senior Vice President and Chief Financial Officer